UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            SCHEDULE 14C INFORMATION
                              Information Statement
                            Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Filed  by  the  registrant  |X|
Filed  by  a  party  other  than  the  registrant  |_|

Check  the  appropriate  box:

|X|  Preliminary  information  statement

|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive  information  statement


                           TRIPLE  S.  PARTS,  INC.
              ----------------------------------------------
          (Name  of  Registrant  as  Specified  in  its  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

|X|  No  fee  required.

|_|  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

|_|  Fee  paid  previously  with  preliminary  materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:


                              TRIPLE S. PARTS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TRIPLE  S.  PARTS,  INC.

Dated  as  of  September  6,  2001


To  the  Stockholders  of  TRIPLE  S.  PARTS,  INC.


Pursuant to the provisions of the Nevada Business Corporation Act, the undersigned, being the Secretary of TRIPLE S. PARTS, INC. provides that Notice is hereby given that the special meeting (the "Meeting") of the stockholders of TRIPLE S. PARTS, INC. (hereinafter referred to as "SSS" and/or the "Company"), a Nevada corporation, will be held at 1004 Depot Hill Rd. Suite 1E, Broomfield, Colorado 80020 on September 30, 2001.

The purpose of this meeting is to consider, discuss, vote and act upon the following:

o restating and amending the Company's Articles of Incorporation in order to change its name from TRIPLE S. PARTS, INC., to "CHARLES BOOTH, INC.", and

o approval of the merger transaction in which SSS shareholders will receive six million, two hundred eighty nine thousand (6,289,000) shares of SSS.

Certain officers, directors and affiliates of the Company own in excess of 60.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will likely be approved at the Meeting.

The Board of Directors of the Company believes that the Proposal is in the best interest of SSS stockholders and recommends its adoption.

If there are any questions or further information is required with respect to the Proposals, please contact Thomas F. Pierson 1004 Depot Hill Rd. Suite 1E, Broomfield, Colorado 80020, 303-404-9904.

By  order  of  the  Board  of  Directors,


                                                     /s/-Thomas  F.  Pierson
                                                      ----------------------

                                                     Secretary
September  6,  2001




                              INFORMATION STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                          To be held September 30, 2001

TRIPLE  S.  PARTS,  INC.


September  6,  2001

GENERAL  INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of TRIPLE S. PARTS, INC. ("SSS"), to be held at 1004 Depot Hill Road, Suite 1E, Denver, Colorado 80020 at 10:00 a.m. local time on September 30 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to SSS's stockholders on or about September 7, 2001.

All shares of SSS's common stock, par value $0.0005 per share (the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

WE  ARE  NOT  ASKING  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM  1.  DATE,  TIME  AND  PLACE  INFORMATION

The enclosed information statement is provided by the Board of SSS for use at the Special Meeting of Stockholders to be held at 1004 Depot Hill Road, Suite 1E, Denver, Colorado 80020 at 10:00 a.m. local time on September 30 2001, and at any adjournment or adjournments thereof.

BACKGROUND  INFORMATION

A Reorganization Agreement (the "Agreement), was executed on August 8, 2001 by and among SSS and Charles Booth Professional Hair Care Products, Inc., a New York corporation ("CBI"), and certain stockholders of CBI representing at approximately 99% of the outstanding of the common stock, par value $0.001 per share (the "Common Stock"). At the closing of the transactions contemplated by the Agreement, the current stockholders of SSS will own less than 35% of the outstanding shares of Common Stock of SSS and SSS will own 100% of the Company CBI and the existing business of CBI. CBI is a manufacturer and supplier of hair care products to the upscale beauty industry including certain proprietary products.

The respective boards of directors of SSS and CBI deem it desirable and in the best interests of their respective corporations to acquire the outstanding capital stock of CBI in accordance with the terms of the Agreement (the "Transaction"). Under Nevada corporate law and the Articles of Incorporation and Bylaws of SSS, no vote of the stockholders of SSS is required to consummate the Transaction. However, two conditions to completion of the Agreement require the approval of SSS's stockholders and are described in the Proposal. Provided the Proposal is approved at the Meeting, the Transaction is expected to close within one week of the Meeting.


PROPOSAL

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

The Board of Directors has unanimously approved, and recommends for stockholder approval, the restatement and amendment of the Company's Articles of Incorporation as follows:

o restating and amending TRIPLE S. PARTS, INC 's Articles of Incorporation in order to change its name from TRIPLE S. PARTS, INC. to "CHARLES BOOTH, INC.", and

o approval of the merger transaction in which CBI shareholders will receive six million, two hundred eighty nine thousand (6,289,000) shares of SSS.

The  restatement  and  amendment  is  required  to  effect  the  Transaction.

ITEM  2.  REVOCABILITY  OF  PROXY

Not  Applicable.

ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL

Not  Applicable.

ITEM  4.  PERSONS  MAKING  THE  SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of SSS. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

Not  Applicable.

ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

Stockholders of record at the close of business on September 1, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 2,743,500 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve the Proposal.

The presence of the holders of a majority of the issued and outstanding Voting Shares voting as a single class, entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

The following table sets forth certain information regarding beneficial ownership of Common Stock as of September 1, 2001 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                      Number  of                 Percent  of
Name  and  Address                   Shares  Owned           Shares  Outstanding
------------------                   -------------           -------------------
Michael  Kaier                          150,000                     5.5
3310  Utica  St.
Denver,  CO  80217

Richard  M.  Muller                     150,000                     5.5
9305  W  80th  Pl.  #C
Arvada,  CO  80005

YT2K,  Ltd.                             200,000                     7.3
1004  Depot  Hill  Rd.
Broomfield,  CO  80020

Seville  Consulting  Inc.               420,000                    15.3
413  Petroleum
Florence,  CO  81226

Power  Network,  Inc.                   484,000                    15.3
1020  Brookstown  Avenue
Suite  30
Winston-Salem,  NC  27101

Thomas  F.  Pierson  (1)  (2)             -0-                       -0-
P.O.  Box  1629
Broomfield,  Colorado  80020-1629

All  directors  and  executive  officers   0                        -0-
as  a  group  (1  persons)

(1)  Member  of  the  Board  of  Directors  of  the  Company.
(2)  Executive  Officer  of  the  Company.

ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

Not  applicable.

ITEM  8.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

Not  applicable.

ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

Not  applicable.

ITEM  10.  COMPENSATION  PLANS

Not  applicable.

ITEM  11.  AUTHORIZATION  OR  ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not  applicable.

ITEM  12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No action is to be taken by SSS with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM  13.  FINANCIAL  AND  OTHER  INFORMATION

Not  applicable.

ITEM  22.  INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT

Not  applicable.



THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.